4Q AND FY 2023 EARNINGS PRESENTATION February 28, 2024 Nasdaq: LNZA A Carbon Recycling Company ©2024 LanzaTech Inc. All rights reserved.

These slides and any accompanying oral presentation contain forward-looking statements. All statements, other than statements of historical fact, included in these slides and any accompanying oral presentation are forward-looking statements reflecting management’s current beliefs and expectations. In some cases, you can identify forward-looking statements by terminology such as “will,” “anticipate,” “expect,” “believe,” “intend” and “should” or the negative of these terms or other comparable terminology. Forward-looking statements in these slides and any accompanying oral presentation include, but are not limited to, statements about estimates and forecasts of other financial and performance metrics and projections of market opportunity, expectations and timing related to the rollout of our business and timing of deployments, customer growth and other business milestones. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of our management and are not predictions of actual performance. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-Q filed with the Securities and Exchange Commission and subsequent annual reports, quarterly reports and other filings made with the Securities and Exchange Commission from time to time. Any forward- looking statements contained herein are based on assumptions that we believe to be reasonable as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Forward-looking statements may include, for example, statements about: • our anticipated growth rate and market opportunities; • our ability to maintain the listing of our securities on the Nasdaq Stock Market; • the potential liquidity and trading of our securities; • our ability to raise financing in the future; • our assessment of the competitive landscape; • our ability to comply with laws and regulations applicable to our business; • our ability to enter into, successfully maintain and manage relationships with industry partners; • our receipt of substantial additional financing to fund our operations and complete the development and commercialization of our process technologies; • the availability of governmental programs designed to incentivize the production and consumption of low-carbon fuels and carbon capture and utilization; • our ability to adequately protect our intellectual property rights; • our ability to attract, retain and motivate qualified personnel and to manage our growth effectively; • our future financial performance and capital requirements; • our ability to implement and maintain effective internal controls; and • the impact of the COVID-19 pandemic on our business. This presentation includes data obtained from third-party studies and internal company surveys prepared for other purposes. The company has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward-looking statements in this presentation. This presentation contains trademarks, service marks, trade names, and copyrights of ours and of other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with us, or an endorsement or sponsorship by or of LanzaTech. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the TM or SM symbols, but such references are not intended to indicate, in any way, that LanzaTech will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. SAFE HARBOR STATEMENT 2

3 Biorefining: CCT Plants AGENDA / TABLE OF CONTENTS Sections Presenter • 2023 Recap. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Jennifer Holmgren, CEO • 2024 Strategic Priorities. . . . . . . . . . . . . . . . . . . . . . . . Jennifer Holmgren, CEO • 4Q 2023 & FY 2023 Financial Results. . . . . . . . . . . . . .Geoff Trukenbrod, CFO • 2024 Financial Guidance Summary. . . . . . . . . . . . . . . Geoff Trukenbrod, CFO • Appendix: Additional Financial Information • Appendix: Executive Team Biographies Nasdaq: LNZA

2023 RECAP Nasdaq: LNZA

2023 FINANCIAL RECAP $100$ millions 2023 REVENUE 2023 ADJUSTED EBITDA $ millions ($75) • 2023 revenue increased 68% YoY to $62.6 million • Strong quarterly revenue growth through 9M 2023, but weaker than expected 4Q 2023 caused miss vs. guidance • Anticipated CarbonSmart revenue did not materialize in 4Q 2023 due to availability of certified offtake supply to meet demand • 2023 Gross Margin improvement to 28% from 24% in 2022 due to favorable mix of high-margin services revenue • 2023 Adjusted EBITDA of $(80.1) million was below guidance • Despite miss to guidance, Adjusted EBITDA showed quarter-over-quarter improvement in 2023 mainly driven by focus on improving gross profit and operating expense control $37.3 $62.6 $80.0 $0 $20 $40 $60 $80 $100 2022 2023 2023 Guidance ($69.2) ($80.1) ($65.0) ($90) ($80) ($70) ($60) ($50) ($40) ($30) ($20) ($10) $0 2022 2023 2023 Guidance

6 THREE CORRECTIVE ACTIONS TAKEN IN RESPONSE TO 2023 PERFORMANCE HEADCOUNT REDUCTION MANAGEMENT TEAM REORGANIZATION 2023 LEADERSHIP BONUS REDUCTION

7 COST SAVINGS PLAN ENACTED DISCIPLINED FOCUS ON COST STRUCTURE • Enacted plan reducing workforce by approximately 5% • Workforce reduction expected to generate approximately $5.3 million of annualized operating expenses savings and $4.2 million of expected annualized cash savings • Plan to end 2024 with global headcount below 400 people • Have developed strategy ready for implementation that would offset an additional approximate $10 million in annual cash burn • As a result of 2023 financial performance objectives not being met, we reduced 2023 target cash bonus payments for executive and management teams by 80%, resulting in savings of approximately $3 million

8 EXECUTIVE TEAM REORGANIZATION SHARPEN AND ACCELERATE FOR GROWTH Aura Cuellar | President • All Revenue Business Lines • Strategic Projects • Engineering Dr. Robert Conrado | Chief Technology Officer • Technology Development up to Front End Engineering Design • Process Infrastructure Technology • Global IT & Scientific Computing DEPARTMENTAL CONSOLIDATATION UNDER NEW EXECUTIVE LEADERSHIP Dr. Zara Summers | Chief Science Officer • Research and Design • Synthetic and Systems Biology, Fermentation • Global Technology Deployment • Product Manufacturing

2023 MAJOR MILESTONES

- **18+** years in operation
- **3** commercial plant start-ups:

IndianOil ArcelorMittal

- Total of **6 commercial plants** operating that have a total installed nameplate **capacity of 310,000** tonnes of ethanol annually
- LanzaJet Freedom Pines Fuels facility **mechanically complete** with start up expected in 2024

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10 LANZAJET FREEDOM PINES FUELS INAUGURATION CEREMONY JANUARY 24, 2024

2024 STRATEGIC PRIORITIES Nasdaq: LNZA

12 2024 STRATEGIC PRIORITIES 1 2 3 SAFETY FIRST ▪ Zero recordable injuries ▪ Zero lost time injuries COMMERCIAL GROWTH ▪ Ramp up to full production at IndianOil and ArcelorMittal facilities ▪ Continued pipeline expansion and progression of projects through the development pipeline PATH TO PROFITABILITY ▪ Continued gross profit expansion, focused on strong-margin revenue opportunities ▪ Operating cost discipline

13 STRONG PIPELINE THAT POSITIONS THE COMPANY FOR CONTINUED GROWTH AND SCALE ACTIVE CUSTOMER BIOREFINING PROJECT PIPELINE1 1 Biorefining project pipeline as of February 15, 2024 Freedom Pines Fuels. Expected to begin operations and ramp up production in 2024 14% 42% 24% 15% 5% Gasified MSW Industrial Off Gas Other Gasified Solids CO2 + H2 Biogas ~79,000 tons Avg. Plant Capacity 25% 24%27% 17% 7% Asia & Pacific Americas Europe India Middle East PIPELINE BY FEEDSTOCKPIPELINE BY REGION KEY PIPELINE CHARACTERISTICS 60+ Active Engagements with Positive Technoeconomic Results 25+ Early-Stage Engineering 13 Advanced Engineering 1 Construction 8 Operating6 commercial projects: SGLT 1 – 4, IndianOil, and ArcelorMittal Gent 2 Demo-scale projects: Sekisui 1/10th plant and Suncor demo unit 2 projects advanced from early-stage engineering 5 net additions into this stage, advancing from TEA or directly entering phase Several projects into this phase

OVERVIEW OF 4Q 2023 AND FULL YEAR 2023 FINANCIAL RESULTS Nasdaq: LNZA

OVERVIEW OF 4Q AND FY 2023 FINANCIAL RESULTS 15 Summary Financial Results¹ Commentary Revenue: ▪ Revenue up 77% YoY in 4Q 2023, across all business lines. Biorefining revenue increased primarily from sales of engineering services indicating progression of projects through the pipeline. Gross Profit: ▪ Gross profit increase of 238% YoY and gross margin of 41% in 4Q 2023. Significant sequential improvement in gross margin reflective of strengthening revenue mix. Net Loss ▪ Net loss of $18.7 million in 4Q 2023, a $2.7 million improvement compared to 4Q 2022 driven by higher gross profit. Cash ▪ Total cash, investments, and restricted cash of $121.4 million. Cash burn reduced to $15.5 million in the fourth quarter. Three Months Ended December 31st Change Full Year Change (in millions) 2023 2022 2023 vs. 2022 2023 2022 2023 vs. 2022 Total Revenue $20.5 $11.6 $8.9 $62.6 $37.3 $25.3 Cost of Revenues 12.0 9.1 2.9 45.0 28.3 16.7 Operating Expenses 27.1 21.9 5.2 124.0 84.7 39.3 Net Loss $18.7 $21.4 $2.7 $134.1 $76.4 $(57.7) Adjusted EBITDA Loss $13.7 $17.1 $3.4 $80.1 $69.2 $(10.9) Dec. 2023 Sept. 2023 Change Total Cash and Investments $121.4 $136.9 $(15.5) 4Q and FY 2023 Disaggregated Revenue² ▪ Biorefining revenue increased by 103% YoY to $14.2 million in 4Q 2023 and by 101% YoY to $42.6 million in 2023 driven by increases in engineering and other services revenue as well as licensing revenue. ▪ CarbonSmart revenue increased 253% YoY to $2.1 million in 4Q 2023 and by 33% YoY to $5.3 million in 2023 from sales to multiple brand customers through commercial product campaigns. ▪ Joint Development & Contract Research revenue increased 5% YoY to $4.2 million in 4Q 2023 and by 21% YoY to $14.6 million in 2023, reflective of existing contract progression and new customer projects. $ millions Biorefining CarbonSmart Joint Development & Contract Research 1 Numbers may not add up due to rounding. 2 Numbers may not add up due to rounding. 4Q23 Biorefining revenue includes $1.5 million of related party revenue $4.0 $4.2 $12.1 $14.6 $0.6 $2.1 $4.0 $5.3 $7.0 $14.2 $21.2 $42.6 $0 $20 $40 $60 4Q 2022 4Q 2023 2022 2023 $11.6 $20.5 $62.6 $37.3

16 2024 GUIDANCE SUMMARY REVENUE GUIDANCE: $90M - $105M ▪ Expect growth across the business with strong quarterly growth throughout the year ▪ Anticipate revenue to be back-half weighted due to several projects expected to enter construction phase in the second half of 2024 ▪ Q1 2024 revenue expected to be similar to Q1 2023 revenue ADJUSTED EBITDA GUIDANCE: $(65)M - $(55)M ▪ Focus on high-quality margin opportunities and cost control

APPENDIX: ADDITIONAL FINANCIAL INFORMATION Nasdaq: LNZA

18 RESULT OF OPERATIONS – FULL-YEAR ENDED DECEMBER 31, 2023

19 RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

APPENDIX: EXECUTIVE TEAM BIOGRAPHIES OF PROMOTED INDIVIDUALS Nasdaq: LNZA

21 EXECUTIVE TEAM BIOGRAPHIES OF PROMOTED INDIVIDUALS From environmental engineer to senior business leader, Aura Cuellar is determined to lead the energy industry on a path to profitable decarbonization. As LanzaTech’s President, Aura brings to her role extensive experience in manufacturing and a successful track record in global strategy development and implementation. Her time living and working in Europe, Africa, Asia and North and South America has shaped her inclusive world view and deep appreciation for regional approaches to address climate change and deliver growth. Prior to joining LanzaTech, Aura served as Vice President of Energy Transition for Shell in the United States. In her 25-year tenure at Shell, she advanced across various global senior executive roles including Head of Projects and Turnarounds in The Netherlands and being responsible for an annual capital projects portfolio of $500 million. Aura’s leadership was forged in manufacturing assets, including P&L responsibility and strategic commercial partnership development for sustainable revenue pipelines. Aura is passionate about cultural transformation with a focus on innovation and social equity. She excels in building integrated, robust teams in which individuals are empowered to deliver impactful commercial results. Aura also serves as Honorary Consul to the Kingdom of The Netherlands in Houston, a role in which she contributes to addressing the shared challenges of climate adaptation and resilience, health and vitality, sustainable mobility, and the energy transition. Originally from Colombia, Aura holds a bachelor’s degree in Environmental and Civil Engineering from Seattle University, an MBA from Western Washington University, and completed Executive General Management from INSEAD and Harvard’s Women on Boards Program. Aura Cuellar | President • All Revenue Business Lines • Strategic Projects • Engineering

22 EXECUTIVE TEAM BIOGRAPHIES OF PROMOTED INDIVIDUALS Dr. Zara Summers | Chief Science Officer • Research and Design • Synthetic and Systems Biology, Fermentation • Global Technology Deployment • Product Manufacturing Dr. Zara Summers is currently the Chief Science Officer at LanzaTech. She spent almost 10 years at ExxonMobil where she held a variety of scientific and leadership positions, all focused on helping to provide biological solutions for navigating the energy transition. Most recently, Zara worked to drive the development of a corporate research strategy on Nature Based Solutions and worked to understand the impacts of subsurface microorganisms on underground CO2 sequestration. Throughout her career, Zara has been most energized by working to identify solutions to enhance economic, environmental, and climate stability. At LanzaTech, Zara leads the passionate and innovative Science team, combining biology and engineering to tackle carbon transformation. The Science team works to provide solutions to address society’s challenge of mitigating climate change while providing the world the energy and products required to not only survive, but thrive. Zara holds a Ph.D. in Microbiology from the University of Massachusetts and competed her postdoctoral work at the University of Minnesota.

23 EXECUTIVE TEAM BIOGRAPHIES OF PROMOTED INDIVIDUALS Dr. Robert Conrado | Chief Technology Officer • Technology Development up to Front End Engineering Design • Process Infrastructure Technology • Global IT & Scientific Computing Dr. Robert Conrado is LanzaTech’s Chief Technology Officer and previously served as LanzaTech’s Executive Vice President of Engineering Design and Development since September 2023. Robert has held various engineering leadership roles at LanzaTech since joining the company in 2013, serving as Vice President of Engineering Design and Development from October 2018 to September 2023, Director of Engineering Design and Development from 2016 to October 2018, and Manager of Engineering Design and Development from 2015 to 2016. Prior to his tenure at LanzaTech, Robert was a founding Senior Fellow at the Advanced Research Projects Agency — Energy (ARPA-E) within the U.S. Department of Energy. Robert holds a Ph.D. from Cornell University in Chemical and Biomolecular Engineering, and a B.E. from Dartmouth College in Biochemical Engineering.

FINANCIAL INFORMATION & NON-GAAP FINANCIAL MEASURES 24 To supplement our financial statements presented in accordance with US GAAP and to provide investors with additional information regarding our financial results, we have presented adjusted EBITDA, a non- GAAP financial measure. Adjusted EBITDA is not based on any standardized methodology prescribed by US GAAP and is not necessarily comparable to similarly titled measures presented by other companies. We define adjusted EBITDA as our net loss, excluding the impact of depreciation, interest income, net, stock-based compensation, change in fair value of warrant liabilities, change in fair value of SAFE liabilities, change in fair value of the prepaid forward contract derivative and Fixed Maturity Consideration, transaction costs on issuance of Forward Purchase Agreement, (gain) loss from equity method investees and other one-time costs related to the Business Combination and initial securities registration. We monitor and have presented in this Quarterly Report adjusted EBITDA because it is a key measure used by our management and the Board to understand and evaluate our operating performance, to establish budgets, and to develop operational goals for managing our business. We believe adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of certain expenses that we include in net loss. Accordingly, we believe adjusted EBITDA provides useful information to investors, analysts, and others in understanding and evaluating our operating results and enhancing the overall understanding of our past performance and future prospects. Adjusted EBITDA is not prepared in accordance with US GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with US GAAP. There are a number of limitations related to the use of adjusted EBITDA rather than net loss, which is the most directly comparable financial measure calculated and presented in accordance with US GAAP. For example, adjusted EBITDA: (i) excludes stock-based compensation expense because it is a significant non-cash expense that is not directly related to our operating performance; (ii) excludes depreciation expense and, although this is a non-cash expense, the assets being depreciated and amortized may have to be replaced in the future; (iii) excludes gain or losses on equity method investee; and (iv) excludes certain income or expense items that do not provide a comparable measure of our business performance. In addition, the expenses and other items that we exclude in our calculations of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results. In addition, other companies may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period.